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                                                                 Exhibit (j)(2)

                          HARDING, LOEVNER FUNDS, INC.
                               POWER OF ATTORNEY

         The undersigned directors of Harding, Loevner Funds, Inc. (the "Fund"), hereby constitute and appoint Susan C. Mosher, Secretary of the Fund, John M. DelPrete, Assistant Secretary of the Fund and Richard Reiter, Chief Financial Officer and Treasurer of the Fund, and each of them severally, acting alone without the other, his or her true and lawful attorney-in-fact with authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, the Registration Statement of the Fund on Form N-1A and any and all amendments (including without limitation post-effective amendments) to such Registration Statement necessary or advisable to enable such Registration Statement to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such changes in such Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.


Signature                         Title                       Date
---------                         -----                       ----

/s/David R. Loevner              Director and President      February 14, 2003
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David R. Loevner

/s/ Jane A. Freeman              Director                    February 14, 2003
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Jane A. Freeman

/s/ Samuel R. Karetsky           Director                    February 14, 2003
-----------------------
Samuel R. Karetsky

/s/ Carl W. Schafer              Director                    February 14, 2003
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Carl W. Schafer

/s/ R. Kelly Doherty             Director                    February 14, 2003
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R. Kelly Doherty